Exhibit 10.48 13846217v7 SECOND AMENDMENT TO SUPPLY AND OFFTAKE AGREEMENT THIS SECOND AMENDMENT TO SUPPLY AND OFFTAKE AGREEMENT (this “Second Amendment”) is entered into as of the Second Amendment Closing Date (as defined below) by and between Macquarie Energy North America Trading Inc., a Delaware corporation (“Macquarie”), and Montana Renewables, LLC, a Delaware limited liability company (the “Company”). RECITALS A. Macquarie and the Company entered into that certain Supply and Offtake Agreement dated November 2, 2022 (as amended by the First Amendment dated December 30, 2022 and as otherwise amended, restated, supplement or modified from time to time, the “Supply and Offtake Agreement”). B. Macquarie and the Company have agreed to amend certain provisions of the Supply and Offtake Agreement, and each of Macquarie and the Company is willing to enter into such amendments, as more particularly described herein, subject to the terms and conditions of this Second Amendment. C. Capitalized terms used but not defined in this Second Amendment have the meanings set forth therefor in the Supply and Offtake Agreement. AGREEMENTS AND AMENDMENTS NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned parties hereby agree as follows: Amendments to Supply and Offtake Agreement. (a) Article 1.1, Definitions, of the Supply and Offtake Agreement is hereby amended by adding the following new definitions in their proper alphabetical order: “Second Amendment” means the Second Amendment to Supply and Offtake Agreement, dated as of the Second Amendment Closing Date, by and between Macquarie and the Company. “Second Amendment Closing Date” means March 10, 2023. (b) Section 3.1, Term, of the Supply and Offtake Agreement is hereby amended by replacing the reference to “November 2, 2025” in the second sentence of such section with a reference to “September 30, 2023”. Representations, Warranties and Covenants. Each of Macquarie and the Company represents and warrants to each other that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Second Amendment, (b) no other consent of any Person is required for this Second Amendment to be effective, and (c) the execution and delivery of this Second Amendment, and, as applicable, the other agreements

2 referenced herein to which any such Person is a party, does not violate its respective organizational documents. Scope of Amendment; Reaffirmation. (a) All references hereafter to the Supply and Offtake Agreement shall refer to the Supply and Offtake Agreement as amended by this Second Amendment. Except as modified by this Second Amendment and by other amendments to the Transaction Documents, the Transaction Documents are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Supply and Offtake Agreement (as amended by this Second Amendment) and any other Transaction Document, the terms of the Supply and Offtake Agreement shall control (except solely with respect to any fees, amounts and payments set forth in the Fees and Adjustments Letter, as amended from time to time, as to which the Fees and Adjustments Letter shall control) and such other Transaction Documents (other than the Fees and Adjustments Letter) shall be deemed to be amended to conform to the terms of the Supply and Offtake Agreement. (b) Each of Macquarie and the Company hereby reaffirms its obligations under the Transaction Documents to which it is a party and agrees that all Transaction Documents to which it is a party remain in full force and effect and continue to be its legal, valid, and binding obligations enforceable in accordance with their terms (as the same are modified, as applicable, by this Second Amendment). Miscellaneous. (a) Form. Each agreement, document, instrument or other writing to be furnished to Macquarie and the Company, as applicable, under any provision of this Second Amendment must be in form and substance satisfactory to the parties hereto and their counsel. (b) Headings. The headings and captions used in this Second Amendment are for convenience only and will not be used to construe the meaning or intent of the terms of this Second Amendment, the Supply and Offtake Agreement, or the other Transaction Documents. (c) Successors and Permitted Assigns. This Second Amendment is binding upon, and inures to the benefit of the parties to this Second Amendment and their respective successors and permitted assigns. Unless otherwise provided in the Transaction Documents, all covenants, agreements, indemnities, representations and warranties made in any of the Transaction Documents survive and continue in effect as long as the Transaction Obligations are outstanding. Nothing expressed or implied in this Second Amendment is intended to create any rights, obligations or benefits under the Supply and Offtake Agreement, as amended hereby, in any person other than the parties thereto and hereto and their respective successors and permitted assigns. (d) Invalidity. If any Article, Section or provision of this Second Amendment shall be determined to be null and void, voidable or invalid by a court of competent

3 jurisdiction, then for such period that the same is void or invalid, it shall be deemed to be deleted from the Supply and Offtake Agreement, as amended hereby, and the remaining portions of the Supply and Offtake Agreement, as amended hereby, shall remain in full force and effect. (e) Multiple Counterparts. This Second Amendment may be executed in one or more counterparts by the parties hereto and initially delivered by facsimile transmission, pdf or otherwise, with original signature pages to follow, and all such counterparts shall together constitute one and the same instrument. (f) GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER STATE. (g) No Waiver. This Second Amendment is not intended to operate as a waiver of Macquarie’s rights and remedies and does not constitute or operate as (i) a waiver of (or a consent to) any existing Default or Event of Default, if any, or any other noncompliance with any provision of the Supply and Offtake Agreement, as amended hereby, or any other Transaction Document, (ii) an agreement to waive any existing or future Default or Event of Default, if any, or any such noncompliance, or (iii) a waiver of Macquarie’s right to insist upon strict compliance with each term, covenant, condition and provision of the Supply and Offtake Agreement, as amended hereby, and the other Transaction Documents. (h) FINAL AGREEMENT. THE TERMS OF THIS SECOND AMENDMENT, THE SUPPLY AND OFFTAKE AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS CONSTITUTE THE ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND THERETO WITH RESPECT TO THE MATTERS SET FORTH HEREIN AND THEREIN, AND NO REPRESENTATIONS OR WARRANTIES SHALL BE IMPLIED OR PROVISIONS ADDED IN THE ABSENCE OF A WRITTEN AGREEMENT TO SUCH EFFECT BETWEEN THE PARTIES HERETO OR THERETO. THIS SECOND AMENDMENT, THE SUPPLY AND OFFTAKE AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. No promise, representation or inducement has been made by any party hereto or thereto that is not embodied in the Supply and Offtake Agreement, as amended by this Second Amendment, or the other Transaction Documents, and no party hereto or thereto shall be bound by or liable for any alleged representation, promise or inducement not so set forth herein or therein. [SIGNATURES ON FOLLOWING PAGES.]

Signature Page to Second Amendment to Supply and Offtake Agreement IN WITNESS WHEREOF, this Second Amendment is executed effective as of the Second Amendment Closing Date. MACQUARIE ENERGY NORTH AMERICA TRADING INC. By: /s/ Ozzie Pagan Name: Ozzie Pagan Title: Executive Director By: /s/ Tara Teeter Name: Tara Teeter Title: Division Director MONTANA RENEWABLES, LLC By: /s/ Vincent Donargo Vincent Donargo Executive Vice President and Chief Financial Officer